UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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IMAGE ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMAGE ENTERTAINMENT, INC.

20525 Nordhoff Street, Suite 200

Chatsworth, California 91311

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
To be held September 9, 2005

Dear Fellow Shareholder:

You are cordially invited to attend our annual meeting of shareholders at the corporate offices of Image Entertainment, Inc., located at 20525 Nordhoff Street, Suite 200, Chatsworth, California, on Friday, September 9, 2005, at 10:00 a.m. local time.  The business of the annual meeting will be to:

•              Elect our directors,

•              Approve the reincorporation from California to Delaware,

•              Review the status of the Company’s business, and

•              Discuss and resolve any other matters that properly come before the meeting.

A proxy statement and a proxy card are enclosed with this notice.  The proxy statement describes the business to be transacted at the meeting and provides other information about the company that you should know when you vote your shares.  You may vote your shares in person at the annual meeting or by using the enclosed proxy card.  Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder.

Shareholders of record as of the close of business on July 14, 2005, will be entitled to vote at the meeting, or any adjournments of the meeting.

By Order of the Board of Directors,

DENNIS HOHN CHO, ESQ.
Corporate Secretary

Chatsworth, California

July 29, 2005

Whether or not you plan to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided.  Signing and returning a proxy will not prevent you from voting in person at the meeting.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
IMAGE ENTERTAINMENT, INC.

To Be Held on September 9, 2005

Where is the Annual Meeting?  Our annual meeting of shareholders will be held at the corporate headquarters of Image Entertainment, Inc., located at 20525 Nordhoff Street, Suite 200, Chatsworth, California, on Friday, September 9, 2005, at 10:00 a.m. local time.

Why am I receiving these materials?  This Proxy Statement is being sent beginning approximately July 29, 2005, to all shareholders of record at the close of business on July 14, 2005, the record date fixed by our Board of Directors.  A copy of our 2005 Annual Report is also being mailed to shareholders beginning approximately July 29, 2005.  Although the Annual Report and Proxy Statement are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the annual meeting?  Only shareholders as of the record date, their authorized representatives, and invited guests will be able to attend the annual meeting.

Who is entitled to vote?  Only holders of record of our common stock at the close of business on July 14, 2005, are entitled to vote at the annual meeting.  Each share is entitled to vote on each matter properly brought before the meeting.  On the record date, there were 21,251,916 shares of our common stock outstanding, and there were no outstanding shares of preferred stock.

How do I vote if I am a registered shareholder?  You may vote in person or by proxy.  Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.  If you are a registered holder, you can vote your proxy card by mail or in person at the annual meeting.  If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope.  If you wish to vote in person, you can vote the proxy card in person at the annual meeting.

How do I specify how I want my shares voted?  If you are a registered shareholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card.  Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.  If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.

How do I vote if I am a beneficial shareholder?  If you are a beneficial shareholder, you have the right to direct your broker or nominee on how to vote your shares.  You should complete a voting instruction card which your broker or nominee is obligated to provide you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

What items will be voted upon at the annual meeting?  The following items will be voted upon at the annual meeting:

(1)           the election of our directors,

(2)           the reincorporation from California to Delaware, and

(3)           any other matters that properly come before the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote.  However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What are the Board of Directors’ voting recommendations?  For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of all directors proposed by the Board (Proposal 1) and a vote FOR the reincorporation from California to Delaware (Proposal 2).

How can I provide my comments to the Company?  We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to the Company.

How many votes are needed to have the proposals pass?  A plurality of the votes cast at the annual meeting is required to elect directors.  A majority of the votes cast at the annual meeting is required to approve the reincorporation from California to Delaware.

How are the votes counted?  If the proxy card is properly executed and returned prior to the annual meeting, the shares of common stock it represents will be voted as you instruct on the proxy card.  If a proxy card is unmarked, or if you indicate no direction, the shares of common stock it represents will be voted FOR the election of directors.

Abstentions.  Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will not constitute a vote “FOR” or “AGAINST” any matter, and thus will be disregarded in the calculation of a plurality or of shares voting or votes cast on any matter submitted to the shareholders for a vote.

Broker Non-Votes.  Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum.  However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters).

Election of Directors.  A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the annual meeting.  Assuming a quorum is present, the nominees receiving the highest number of votes will be elected as directors.  Votes against a candidate have no legal effect.  The holders of a majority of the shares of common stock voting could elect all the directors.

Approval of Reincorporation from California to Delaware.  Assuming a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and voting at the annual meeting is required to approve the proposed stock option plan.  The shares affirmatively voted must also constitute at least a majority of the required quorum and of the votes cast.

How can I revoke my proxy?  You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(a)           giving timely written notice of the revocation to our Corporate Secretary,

(b)           executing and delivering a proxy card with a later date, or

(c)           voting in person at the meeting.

How do I designate my proxy?  If you wish to give your proxy to someone other than the persons named on the proxy card, you may cross out all of their names and insert the name or names of another person.  The signed proxy card must be presented at the meeting by the person you have designated on the proxy card.

How would my proxy be voted on other matters?  The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1 and 2 (the election of directors and approval of the reincorporation from California to Delaware) as may properly come before the annual meeting.

Who will pay for the costs involved in the solicitation of proxies?  We will pay all costs of preparing, assembling, printing and distributing the proxy materials.  Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications.  We will, upon request, reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

BOARD OF DIRECTORS

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders.  The Board selects the officers and other members of the senior management team, who are charged with the conduct of our business.  It has responsibility for establishing broad corporate policies and for the overall performance of the Company.  The Board is not involved in operating details on a day-to-day basis.  The Board is advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.

Meetings of the Board.  The Board meets on a regular basis during the year to review significant developments affecting the Company and to act on matters requiring Board approval.  It also holds special meetings when an important matter requires Board action between scheduled meetings.  Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility.  In fiscal 2005, there were a total of eight Board meetings; three special meetings and five regular meetings attended by all directors.

Annual Meeting Attendance.  We have a adopted a policy for attendance by the Board of Directors at our shareholder annual meetings which encourages directors, if practicable and time permitting, to attend our shareholder annual meetings, either in person, by telephone or by other similar means of live communication (including video conference or webcast).  All of our directors attended our 2004 Annual Meeting of Stockholders.

Independent Directors.  The Board has determined that Ira S. Epstein, Gary Haber, and Robert J. McCloskey are independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and NASD Marketplace
Rule 4200(a)(15).  There are no family relationships among any of our directors, executive officers or key employees.

Committees of the Board.  Although the full Board considers major decisions of the Company, the Board has established an Audit Committee, a Compensation Committee, and a Nominations and Governance Committee to more fully address certain areas of importance to the Company.  The Board has appointed individuals from among its members to serve on these three committees.  The membership of these three committees is composed entirely of independent directors.

In fiscal 2005, the Audit Committee held a total of six committee meetings, two special meetings and four regular meetings attended by all of its members.  The Compensation Committee held two special meetings, one was attended by all its members and one was attended by all of its members, except one, but quorum was present.  No other committee meetings were held.  All other committee business was transacted in executive session of meetings of the full Board.

Audit Committee.  Our Audit Committee for fiscal 2005 was composed of Ira S. Epstein, M. Trevenen Huxley (Mr. Huxley resigned from independent committees on May 11, 2005 in order to consult for our subsidiary, Egami Media, Inc.) and Robert J. McCloskey.  Beginning April 1, 2005, the Board appointed Gary Haber to the Audit Committee.  The Board has determined that Mr. McCloskey, the fiscal 2005 Chairman of the Audit Committee, and Gary Haber, the fiscal 2006 Chairman of the Audit Committee, meet the requirements of audit committee financial expert as that term is defined in Item 401(h)(1)(i)(A) of Regulation S-K under the Exchange Act.  As provided in the Audit Committee’s charter adopted on June 5, 2000, and revised and readopted on December 18, 2003, the Audit Committee’s primary functions are to:

(a)           monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance,

(b)           select the Company’s independent auditors, monitor the independence and performance of the Company’s independent auditors and internal auditing department, and

(c)           provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board.

Compensation Committee.  Our Compensation Committee for fiscal 2005 was composed of Messrs. McCloskey and Epstein (Chairman).  The Compensation Committee’s primary functions are to review and approve salaries, bonuses and other compensation payable to our executive officers.  In addition, the Compensation Committee administers our 2004 Incentive Compensation Plan, 1998 Incentive Plan, Restated 1992 Stock Option Plan, and employee benefit plans other than the Company’s 1994 Eligible Directors Stock Option Plan.  See “Compensation Committee Report on Executive Compensation.”

Nominating and Governance Committee.  The Nominating and Governance Committee was established on July 19, 2004, and was composed of Messrs. Epstein and Huxley (Chairman).  On May 11, 2005, Mr. Huxley resigned from this committee to consult for the Company’s subsidiary, Egami Media, Inc. and Mr. McCloskey agreed to be the chairman of this committee.  This committee’s primary function is to review and recommend potential Company director candidates, which function was previously assumed exclusively by independent directors of the Board voting in executive session, and reviews and makes recommendations concerning corporate governance matters.

The charter of the Nominating and Governance Committee, a copy of which is attached as Appendix A to this proxy statement, provides that the committee will consider Board candidates recommended for consideration by our shareholders, provided the shareholders provide information regarding candidates as required by the charter or reasonably requested by us within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Exchange Act, and other applicable rules and regulations. Recommendation materials are required to be sent to the committee c/o Robert McCloskey at the Company’s address as contained in this proxy statement. There are no specific minimum qualifications required to be met by a director nominee recommended for a position on the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of our Board of Directors to possess, other than as are necessary to meet any requirements under the rules and regulations applicable to us. The Nominating Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board of Directors.

The Nominating and Governance Committee considers director candidates that are suggested by members of the Board of Directors, as well as management and shareholders.  Although it has not previously done so, the committee may also retain a third-party executive search firm to identify candidates. The process for identifying and evaluating nominees for director, including nominees recommended by shareholders, involves reviewing potentially eligible candidates, conducting background and reference checks, interviewing the candidate and others (as schedules permit), meeting to consider and approve the candidate and, as appropriate, preparing and presenting to the full Board of Directors an analysis with regard to particular recommended candidates.  The committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our shareholders and contribute to our overall corporate goals.

Compensation of Non-Employee Directors.  Non-employee directors each received a cash fee of $800 for each Board or committee meeting attended.  As of May 11, 2005, M. Trevenen Huxley became a consultant for Egami and is no longer compensated as a non-employee director.  Effective April 1, 2005, the Company has changed the compensation for its non-employee directors.  They will be compensated $2,000 for each meeting of the Board of Directors or a committee of the Board where in-person attendance is expected, and $500 for each Board or committee meeting where telephonic attendance is expected.  The company estimates it will have two in-person meetings and between ten and fifteen telephonic meetings each year, resulting in approximately $9,000 to $11,500 in compensation per non-employee director.  In addition, the Company began compensating its Audit Committee Chairman $2,500 per quarter on April 1, 2005.

Communications with Directors.  Shareholders may communicate with the board of directors or to one or more individual members of the Board by writing c/o the Secretary, Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, CA 91311. Communications received from shareholders are forwarded directly to the Board of Directors, or to any individual member or members, as appropriate, depending on the facts and circumstances outlined in the communication. The Board of Directors has authorized the Secretary, in his or her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board of Directors, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

Director RSUs.  On October 1, 1999, 2000 and 2001, each director then in office who was not an executive officer of the Company was granted 2,240 restricted stock units, or Director RSUs.  The Director RSUs vested on a pro rata basis for each successive day of service during a 12-month period, commencing on the grant date.

Discretionary Option Grants.  On September 13, 2003, the Board granted options under our 1998 Incentive Plan for 5,000 shares of the Company’s common stock to each Messrs. Epstein, Huxley and McCloskey, exercisable at $2.96 per share and vesting on the first anniversary of the grant date.  On September 22, 2004, the Board granted options under our 2004 Incentive Compensation Plan for 10,000 shares of the Company’s common stock to each Messrs. Epstein, Huxley and McCloskey, exercisable at $3.80 per share and vesting on the first anniversary of the grant date.

On September 10, 2004, the Board of Directors and the holders of a majority of outstanding shares approved the 2004 Incentive Compensation Plan. Under the plan, 1,000,000 shares of common stock were reserved for issuance to employees, officers, directors and consultants of the Company and provides for the issuance of incentive and nonqualified options. The Board of Directors determines the terms of stock option agreements, including vesting requirements. The exercise price of incentive stock options must be no less than the fair market value on the date of grant. The options expire not later than ten years from the date of grant.

On July 3, 2000, the Board amended the 1998 Incentive Plan to authorize, within plan limits, discretionary stock option grants to non-executive directors.  Under the 1998 Incentive Plan, if a director’s services as a member of the Board terminate by reason of death or disability, his exercisable options will remain exercisable for two years and if the director’s services terminate for any other reason, the exercisable options will remain exercisable for three months.

The 2004 Incentive Compensation Plan and 1998 Incentive Plan continues to provide that discretionary awards may also be granted to non-executive directors in one or more of the following circumstances:

•              in connection with the grantee becoming a member of the Board,

•              to reward a director’s exceptional or extraordinary services, or

•              in consideration for services to the Company outside the scope of his normal duties in the ordinary course as a director.

Formula Option Grants.  From July 1994 to July 1998, the Company made annual awards to non-employee directors or Formula Options, under the Company’s 1994 Eligible Directors Stock Option Plan, as amended, or Directors Plan.  Generally, the Formula Options are now vested and expire ten years after their date of grant, subject to earlier termination, by reason of death, disability, or certain merger transactions.

Codes of Conduct and Ethics.  Our Board has adopted a Code of Conduct that applies to all company directors, officers and employees.  We have also adopted a Code of Ethics that applies to our chief executive officer and senior financial officers, including our principal financial officer and principal accounting officer.

Compensation Committee Interlocks and Insider Participation.  Ira Epstein is a non-employee director who served on the Company’s Compensation Committee for the entire fiscal year 2005, and is a nominee for director.  The international law firm of Greenberg Traurig, LLP was retained by the Company to provide legal services on December 14, 2001.  Mr. Epstein became Of Counsel to Greenberg Traurig, LLP on July 1, 2002.  The Company continues to pay Greenberg Traurig, LLP fees for its legal services at prices that, in the opinion of management, are fair and reasonable and as favorable to the Company as those which could have been obtained from unrelated third parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company paid Greenberg Traurig, LLP, a law firm at which Mr. Epstein is Of Counsel, a total of approximately $188,000 during fiscal 2005.  The legal fees paid were, in the opinion of management, fair and reasonable, and as favorable to the Company as those which could have been obtained from unrelated third parties.

Dale Borshell, the mother of David Borshell, the Company’s Chief Operating Officer, is a travel agent at Travel Syndicate.  For many years, the Company has used Travel Syndicate nearly exclusively for its travel needs.  The Company paid Travel Syndicate approximately $12,000 for travel services during fiscal 2005, which included airplane ticket fees and costs, and expenses relating to hotel and other travel related services.  During fiscal 2005, the Company opened an American Express Credit Card exclusively for the Company’s travel services arranged by Travel Syndicate.  The Company paid American Express approximately $211,000 for travel services during fiscal 2005.  The fees paid to Travel Syndicate and for travel plans made by Travel Syndicate but charged to the American Express card were, in the opinion of management, fair and reasonable, and as favorable to the Company as those which could have been obtained through or from unrelated third parties.

On September 25, 2002, the Company closed a sale of $2.0 million of Image common stock to Standard Broadcasting Corporation Limited (“Standard Broadcasting”) in a private placement.  Standard Broadcasting is the largest privately owned multi-media company in Canada.  Video One, a wholly-owned subsidiary of Standard Broadcasting and the parent company of VidCanada, is Canada’s largest distributor of pre-recorded home entertainment programming, including DVD, VHS and video games.  VidCanada is Image’s exclusive distributor of its exclusive home entertainment programming in Canada.  Contemporaneous with the private placement, Image and VidCanada extended the term of their exclusive distribution agreement from June 2004 to October 2007.  The $2.0 million transaction represented a purchase of 1,801,315 shares of Image common stock at $1.11 per share, the closing price of Image’s common stock on September 10, 2002.  Additionally, Image issued Standard Broadcasting a five-year warrant to purchase up to 270,198 additional shares at $1.22 per share.  In August 2004, Standard Broadcasting sold the operations and assets of Video One to Canadian-based ROW Entertainment Income Fund.  Immediately following the sale, Standard Broadcasting held an approximate 16% interest in ROW Entertainment Income Fund.  Robert J. McCloskey, a member of our Board of Directors, served as the President and Chief Executive Officer of Video One until August 2004.  The Company’s current distribution relationship with VidCanada or Mr. McCloskey’s position as a member of our Board of Directors was not negatively impacted by the sale.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the shares of common stock beneficially owned or deemed to be beneficially owned as of July 6, 2005 by: (i) each person known to the Company to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in the Executive Compensation section, and (iv) all directors and officers as a group:

Name(1)	Common Stock Beneficially Owned(2)(3)	Percent of Class(4)
Image Investors Co.(5)	6,069,767	28.43%
Standard Broadcasting Corp. Ltd.	1,542,283	7.17%
Martin W. Greenwald(6)	1,240,592	5.72%
David Borshell	169,357	*
Jeff M. Framer	143,634	*
Ira S. Epstein(7)	64,720	*
Gary Haber	700	*
M. Trevenen Huxley	41,720	*
Robert J. McCloskey	5,000	*
All directors and executive officers as a group (6 persons)	1,665,723	7.56%

*Less than 1%

Notes to Beneficial Ownership Table:

(1)           The mailing address of Image Investors Co. is c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, NJ 07073.  The mailing address of Standard Broadcasting Corporation Limited is 2 St. Clair Avenue West, Suite 1100, Toronto, Ontario, Canada M4V 1L6.  The mailing address of the other individuals listed is c/o Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, CA 91311.

(2)           The number of shares beneficially owned includes shares of common stock in which a person has sole or shared voting power and/or sole or shared investment power.  Except as noted below, each person named reportedly has sole voting and investment powers with respect to the common stock beneficially owned by that person, subject to applicable community property and similar laws.  On July 6, 2005, there were 21,251,916 shares of common stock, no par value, outstanding.

(3)           The number of shares listed as beneficially owned by each named person (and the directors and executive officers as a group) includes shares of common stock underlying options and rights (including warrants) vested as of or vesting within 60 days after July 6, 2005, as follows:

	Options	Warrants
Image Investors Co.	0	100,000
Standard Broadcasting Corp. Ltd.	0	270,198
Mr. Greenwald	419,003	0
Mr. Borshell	148,950	0
Mr. Framer	124,853	0
Mr. Epstein	50,000	0
Mr. Haber	0	0
Mr. Huxley	35,000	0
Mr. McCloskey	5,000	0
All directors and executive officers as a group (6 persons)	782,806	370,198

(4)           Common stock not outstanding but which underlies options and rights (including warrants) vested as of or vesting within 60 days after July 6, 2005, is deemed to be outstanding for the purpose of computing the percentage of the common stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose.

(5)           All of the shares of common stock are held of record by Image Investors Co. (“IIC”).  The shares of common stock listed in the table as beneficially owned by IIC may also be deemed to be beneficially owned by John W. Kluge and

Stuart Subotnick by virtue of their being directors, executive officers and the only shareholders of IIC.  Messrs. Kluge and Subotnick have shared voting and investment powers with respect to the shares.  Amendment No. 11 (dated December 30, 1992) to a Schedule 13D, dated July 18, 1988, filed on behalf of IIC, John W. Kluge, and Stuart Subotnick, states that IIC and Messrs. Kluge and Subotnick each “disclaims membership in a group, although a group might be deemed to exist.”

(6)           Includes 50% of 1,030 shares of common stock held of record by Momandad, Inc., a corporation of which Mr. Greenwald and Stuart Segall (former director) are the sole shareholders.  With respect to these shares, Messrs. Greenwald and Segall share voting and investment powers.

(7)           Includes 2,000 shares of common stock held by Mr. Epstein’s Keogh plan.

Section 16(a) Beneficial Ownership Reporting Compliance.  Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company’s directors, executive officers and the beneficial holders of more than 10% of the Company’s common stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Based on our records and other information, the Company believes that during fiscal year 2005 all applicable Section 16(a) filing requirements were met.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Bylaws provide for a Board consisting of a minimum of four and a maximum of seven directors.  The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees named below, unless you indicate on the proxy that your vote should be withheld from any or all of the nominees.

The following are the nominees for election as directors proposed by the current Board, with information including principal occupation and other business affiliations, age, positions and offices held with the Company, and the year each current director was first elected.  For information regarding each nominee’s security ownership, see “Security Ownership of Certain Beneficial Owners and Management.”

Martin W. Greenwald (Age 63) Mr. Greenwald has served as Chairman of the Board, President and Chief Executive Officer for the Company since April 1981.  Mr. Greenwald is a 1964 graduate of Fairleigh Dickinson University.  Mr. Greenwald has served as director of the Permanent Charities Committee of the Entertainment Industries, an umbrella organization which coordinates charitable contributions from the entertainment industries.

David Coriat (Age 55) Mr. Coriat is a candidate for director beginning September 2005.  Mr. Coriat has been Executive Vice President, Chief Financial Officer and Director of Standard Broadcasting since 1986, one of the Company’s largest shareholders.  Prior to joining Standard Broadcasting, Mr. Coriat enjoyed a successful career with an international accounting firm providing accounting advice to financial institutions, performing special investigations, feasibility studies and computer conversions.

Ira S. Epstein (Age 73) Mr. Epstein has served as a director for the Company since June 1990.  Mr. Epstein has been Of Counsel to the international law firm of Greenberg Traurig, LLP since June 2002.  From 1993 to June 2002, Mr. Epstein was Of Counsel to the Beverly Hills law firm of Weissmann, Wolff, Bergman, Coleman, Silverman & Holmes, LLP.  From 1975 to 1993, Mr. Epstein was the managing partner of the law firm Cooper, Epstein & Hurewitz.  Mr. Epstein has held officer and director positions in numerous corporations.

Gary Haber (Age 59) Mr. Haber has served as director for the Company since April 2005.  Gary Haber is a Certified Public Accountant and principal of Haber Corporation, a C.P.A. firm whose primary area of practice is business management in the music and entertainment industry.  The firm has been in existence since 1977, employing 60 people with offices in Encino, California and Nashville, Tennessee.  In addition to business management, Haber Corporation also offers a variety of other services, including valuations of copyrights and masters, royalty compliance audits, tax planning and compliance, and concert tour accounting. Mr. Haber is also the President of the Nashville Screenwriters Conference, the Treasurer and a Board of Directors member of the Association of Independent Music Publishers (AIMP), a Board of Directors member of the Alliance of Artists Recording Companies (AARC), and a Board of Directors member of the Be Free Teen Treatment Program.

M. Trevenen Huxley (Age 53) Mr. Huxley has served as a director for the Company since September 1998.  In April 2005, Mr. Huxley began consulting for the Company’s subsidiary, Egami Media, Inc.  In 1990, Mr. Huxley co-founded Muze, Inc., a provider of digital information about music, books and movies, served as President and Chief

Executive Officer from 1992 to March 1998 and served as its Executive Vice President for Business Development until November 2002.

Robert J. McCloskey (Age 57) Mr. McCloskey has served as a director for the Company since September 2002.  Mr. McCloskey retired as President and Chief Executive Officer of Video One Canada Limited in August 2004, a position he had held since 1987.  Prior to joining Video One, Mr. McCloskey spent 15 years in the packaged goods industry in various domestic and international assignments with Pepsico and Nabisco.

The Board of Directors unanimously recommends a vote FOR the election of all these nominees as directors.  We expect each nominee for election as a director to be able to serve if elected.  If any nominee is not able to serve, the persons named on the proxy card will vote the proxies in favor of a substitute nominee.  The election of the six nominees proposed by the Board will leave one vacancy on the Board, which pursuant to Article III, Section 5 of our Bylaws may be filled at any time by an affirmative vote or consent of a majority of shareholders or the Board.  Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until his or her earlier resignation, retirement or death.  If Proposal 2 is accepted, Messrs. Greenwald and Epstein (Class I) will serve for a term of one year, Messrs. Huxley and McCloskey (Class II) will serve for an initial term of two years, and Messrs. Coriat and Haber (Class III) will serve for an initial term of three years.  As each director’s term expires, successor directors will serve for three year terms.

PROPOSAL 2
APPROVAL OF REINCORPORATION FROM CALIFORNIA TO DELAWARE

Reincorporation to Delaware

Image Entertainment, Inc. is currently a California corporation (“Image-California”).  We are changing our state of incorporation from California to Delaware through a Merger Agreement that has been adopted by our board of directors subject to approval by our shareholders at the annual meeting.  A copy of the Merger Agreement is attached as Appendix B to this proxy statement.  The persons named in the enclosed proxy intend to vote the proxy for the approval of the reincorporation to Delaware, unless you indicate on the proxy that you wish to vote against the reincorporation or abstain.

Shareholder approval of the reincorporation proposal will constitute approval of: (i) the Merger Agreement which provides for our merger with and into a newly formed Delaware corporation, or “Image-Delaware,” (ii) the articles of incorporation and the bylaws of Image-Delaware, (iii) an increase in the authorized shares of common stock from 30,000,000 to 100,000,000, and (iv) an increase in the authorized shares of preferred stock from 3,365,385 to 25,000,000.

The following discussion summarizes all of the material terms of the charter documents, bylaws, and laws of California and Delaware as they pertain to stockholder rights. The summary is not intended to be complete and is qualified in its entirety by reference to the attached Merger Agreement, including the certificate of incorporation and bylaws of Image-Delaware attached as Exhibits B and C thereto.

General

Upon approval, our state of incorporation will be changed to Delaware. The Merger Agreement provides for our merger with and into Image-Delaware, which is currently our wholly-owned subsidiary, with Image-Delaware being the surviving corporation. This reincorporation merger will, in effect, cause us to be reincorporated in Delaware.

On the effective date of the reincorporation merger, Image-Delaware will succeed to all of our assets, liabilities and business and will possess all of our rights and powers.  Our business will continue to operate under the corporate name, “Image Entertainment, Inc.” The officers and directors of Image-Delaware will be our officers and directors, subject to the election of new directors as set forth in Proposal 1 above.

Except as described below, stockholders of Image-Delaware, as stockholders of a Delaware corporation, will, in general, have the same rights that they now possess as shareholders of a California corporation, although certain changes are inherent in being incorporated in Delaware rather than in California. A summary of these changes, as they might affect the shareholders, are discussed below.

In addition, in connection with the reincorporation merger, we will adopt the certificate of incorporation and the bylaws attached to the Merger Agreement.  Approval of Proposal 2 will constitute approval of the Merger Agreement, the certificate of incorporation and the bylaws of Image-Delaware.  The Merger Agreement will be terminated if it is not approved by the shareholders or if other conditions are not met.

On the effective date of the reincorporation, each issued and outstanding share of our common stock, no par value, will be converted automatically into one share of common stock, $.0001 par value per share, of Image-Delaware. The substance of each shareholder’s ownership interest will not materially change as a result of the reincorporation.

Stock Certificates

Shareholders may, but are not required to, surrender their present common stock certificates so that replacement certificates representing shares of Image-Delaware common stock may be issued in exchange therefor. After the reincorporation merger, certificates representing our common stock will constitute good delivery in connection with sales through a broker, or otherwise, of shares of Image-Delaware common stock.  Computershare Investor Services, our transfer agent, will act as transfer agent for Image-Delaware after the reincorporation merger. Shareholders should not hesitate to consult us or their stockbrokers with respect to any questions regarding the mechanics of such transactions.

Amendment

The Merger Agreement provides that it may be amended at any time, whether before or after approval by the shareholders, by agreement of our board of directors, subject to any restrictions imposed by the laws of California or Delaware.  Delaware law will not permit an amendment to the Merger Agreement, absent stockholder approval, if such amendment would adversely affect the holders of any class of stock of either us or Image-Delaware.  Our directors do not intend to make any material amendment to the Merger Agreement, nor any amendment adversely affecting shareholders, nor do they intend to amend the certificate of incorporation or the bylaws of Image-Delaware should the reincorporation merger be approved by our shareholders.

Principal Reasons for the Reincorporation in Delaware

As we plan for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions.  The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based, and we believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation in which they hold shares.

For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by us. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Both California and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances.  The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties.  The amount of time and money required to respond to such claims and to defend such litigation can be substantial.  We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law.  As a result, we believe that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining new directors.

No Change in the Members of our Board of Directors, Business, Management, Employee Benefit Plans or Location of Principal Offices

The reincorporation proposal would effect only a change in our legal domicile and certain other changes of a legal nature, the most significant of which are described in this proxy statement. The reincorporation merger would not result in any change in our business, management, fiscal year, assets or liabilities or location of our principal offices. Assuming that all nominees are elected as directors and Image-California and Image-Delaware effect the reincorporation merger, the directors and officers of Image-California would become the directors and officers of the surviving corporation. All employee benefit plans (including stock option and other equity-based plans) of Image-California would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the reincorporation proposal would constitute approval of the assumption of these plans by the surviving corporation. Assuming Image-California and Image-Delaware effect the reincorporation merger, the surviving corporation would continue other employee benefit arrangements of Image-California upon the terms and subject to the conditions currently in effect.  After the reincorporation merger the shares of Image-Delaware common stock will continue to be quoted without interruption on the Nasdaq National Market under the same symbol (DISK).

Dissenters’ Rights Not Available

Although in some circumstances California law provides shareholders with the right to dissent from certain corporate reorganizations and receive cash for their shares, California law does not permit dissenter’s rights in connection with the proposed reincorporation.

Anti-takeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The reincorporation was not proposed in order to prevent such a change in control, and the board of directors is not aware of any present attempt to acquire control of us, or to obtain representation on the board of directors.

In the discharge of its fiduciary obligations to its shareholders, the board of directors has evaluated our vulnerability to potential unsolicited bidders. In the course of such evaluation, the board of directors has considered or may consider in the future certain defensive strategies designed to enhance the board of directors’ ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, the elimination of shareholder action by written consent, and the authorization of preferred shares, the rights and preferences of which may be determined by the board of directors.  The certificate of incorporation of Image-Delaware contains a provision authorizing Image-Delaware’s board of directors to issue preferred stock with rights, privileges, and preferences determined by the board of directors, which may have anti-takeover implications. It is important to note that Image-California’s Articles of Incorporation contain a similar provision.  In addition, Section 203 of the Delaware General Corporation Law, from which Image-Delaware does not intend to opt out, restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless:  (i) the corporation’s board of directors approves the business combination prior to the transaction, (ii) the interested stockholder owns at least 85% of the outstanding stock of the corporation at the time of the transaction, or (iii) at or subsequent to the transaction, the corporation’s board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approve the transaction.

For a detailed discussion of the changes which will be implemented as part of the reincorporation, see “Comparison of the Charters and Bylaws of Image-California and Image-Delaware” and “Significant Differences Between the Corporation Laws of California and Delaware” below.

The board of directors believe that unsolicited takeover attempts may be unfair or disadvantageous to us, to Image-Delaware, and to the owners of their securities because, among other reasons, a non-negotiated takeover bid:  (i) may be timed to take advantage of temporarily depressed share prices, (ii) may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions, and (iii) may involve the acquisition of only a controlling interest in our shares, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board of directors can and should take account of the underlying and long-term values of the corporation’s business, technology, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the share price, and equality of treatment of all shareholders.

Despite the belief of the board of directors as to the benefits to shareholders of the reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by Image-Delaware’s board of directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of Image-Delaware, such provisions could make it more difficult to change Image-Delaware’s existing board of directors and management.

Comparison of the Charters and Bylaws of Image-California and Image-Delaware

The rights of our shareholders are currently governed by our articles of incorporation and bylaws and the California General Corporation Law.  As a result of the reincorporation merger, our shareholders will become stockholders of Image-Delaware and their rights will thereafter be governed by the Image-Delaware certificate of incorporation and bylaws and the Delaware General Corporation Law (“DGCL”).

The following discussion is a summary of the material differences between the Image-California articles of incorporation and bylaws and the Image-Delaware certificate of incorporation and bylaws. All statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware and the full text of the Image-California articles of incorporation and bylaws and the Image-Delaware certificate of incorporation and bylaws. Approval by our shareholders of the reincorporation merger will automatically result in the adoption of all the provisions set forth in the Image-Delaware certificate of incorporation and bylaws. A copy of the Image-Delaware certificate of incorporation and bylaws are attached hereto as Exhibits B and C to the Merger Agreement attached hereto as Appendix B.  The Image-California articles of incorporation and bylaws are on file with the SEC and are available from us upon request.

Capital Stock

Our authorized capital stock presently consists of 30,000,000 shares of common stock, no par value, and 3,365,385 shares of preferred stock, par value $1.00 per share.  As of July 6, 2005, there were 21,251,916 shares of our common stock and no shares of preferred stock issued and outstanding.  In addition, as of July 6, 2005, there were 2,289,917 options issued and outstanding under Image-California’s stock option plans, 429,583 options available for issuance under such plans and 1,254,482 warrants issued and outstanding.  There are 3,973,982 shares of common stock reserved for issuance upon the exercise of such options and warrants.  Our articles of incorporation provide that the board of directors is entitled to determine the powers, preferences, and rights, and the qualifications, limitations, or restrictions, of the authorized and unissued preferred stock. These rights and privileges may include, among others, dividend rights, voting rights, redemption provisions, liquidation preferences, conversion rights, and preemptive rights. Image-Delaware’s certificate of incorporation contains a similar provision. There are no other agreements, arrangements or understandings with anyone to sell or issue any additional shares of our common stock or preferred stock.

Image-Delaware’s authorized capital stock consists of (i) 30,000,000 shares of common stock, $.0001, of which one hundred shares are issued and outstanding and are owned by us, and (ii) 25,000,000 shares of preferred stock, $.0001 par value, none of which are issued or outstanding. If Proposal 2 is approved, there will be an additional 70,000,000 shares of common stock authorized and 21,634,615 shares of preferred stock authorized.  The Image-Delaware’s certificate of incorporation provides that the board of directors is entitled to determine the powers, preferences, and rights, and the qualifications, limitations, or restrictions, of the authorized and unissued preferred stock. In connection with the reincorporation merger, 21,251,916 shares of Image-Delaware common stock will be issued in exchange for all of our currently outstanding shares of common stock and all options and warrants outstanding will be assumed by Image-Delaware and will be exercisable for shares of Image-Delaware common stock.  No shares of Image-Delaware preferred stock will be issued in connection with the reincorporation merger.

The issuance of preferred stock over time may have an effect on common shareholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common shareholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common shareholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.

Any issuance of preferred stock with voting rights, or the adoption of a rights plan or “poison pill” granting other shareholders additional rights or shares of stock in the event that a particular group of shareholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to shareholders generally.  We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.

Number of Directors; Removal; Filling Vacancies

The Image-Delaware bylaws provide for a classified board of directors and provide that, the number of directors will be divided into three classes as nearly equal in number as the then total number of directors permits.  The exact number of directors will be fixed from time to time by action of not less than a majority of the Image-Delaware board of directors then in office, but in no event shall the number of directors be less than five (5) nor more than nine (9).  Delaware law permits a corporation to establish a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year.

The Image-Delaware certificate of incorporation provides that, subject to any rights imposed by law or any rights of holders of Image-Delaware preferred stock, any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, although less than a quorum.  Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director. Under Delaware law, unless otherwise provided in the certificate of incorporation, directors serving on a board may be removed by the stockholders with or without cause. The Image-Delaware certificate of incorporation provides that, subject to any right imposed by law or any rights of holders of Image-Delaware preferred stock, directors may be removed, with or without cause, only upon the affirmative vote of holders of at least 66 2/3% of the voting power of all then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.  Accordingly, the Image-Delaware certificate of incorporation could allow board of directors to prevent any shareholder from enlarging the board and filling the new directorships with the shareholder’s own nominees.

Under California law, certain publicly traded companies may adopt a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Image-California’s articles of incorporation and bylaws do not currently provide for a classified board.  Our current bylaws provide that the number of directors shall not be less than four nor more than seven, until changed by resolution of our board of directors or shareholders and there are currently five members of our board of directors. Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect the director under cumulative voting.  However, under California law, a corporation may include in its articles of incorporation a provision requiring the approval of a larger percentage of the shareholders to remove a director and provide that vacancy on the board of directors may be filled by a majority of the remaining directors, though less than a quorum, even if the vacancy is due to an increase in the number of directors.

Corporate Action Without a Shareholder Meeting

Delaware law and California law both permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, Delaware law and California law both require that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing. Our current articles of incorporation permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken. The Image-Delaware certificate of incorporation will provide that no action may be taken by the stockholders except at an annual or special meeting of the stockholders called in accordance with the Image-Delaware bylaws and that no action may be taken by the stockholders by written consent or electronic transmission.  This may make it more difficult for shareholder’s to take action without the approval of the board of directors.

Special Meetings of Shareholders

Under Delaware law, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s articles of incorporation or bylaws. The Image-Delaware certificate of incorporation and bylaws provide that a special meeting may only be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary, in each case pursuant to a resolution of the board of directors, and special meetings of our shareholders may not be called by any other person.  The Image-Delaware certificate of incorporation and bylaws also provide that no action may be taken by shareholders except at an annual or special meeting of shareholders.

Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, President or the holders of shares entitled to cast not less than 10% of the votes at such meeting.  California law also provides that the articles of incorporation or bylaws may authorize additional persons to call a special meeting of shareholders. Our current bylaws provide that a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, President or the holders of shares entitled to cast not less than 10% of the votes at such meeting.

Amendments of our Charter or Bylaws

The Image-Delaware bylaws may generally be amended by the board of directors, and the Image-Delaware certificate of incorporation may be amended by a majority of the board of directors with the consent of holders of a majority of the outstanding shares.  The Image-Delaware certificate of incorporation and bylaws contain provisions requiring the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of stock entitled to vote, voting together as a single class, subject to the rights, if any, of holders of preferred stock, to amend the certificate of incorporation or bylaws without the consent of the board of directors.

Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.  Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation.  The Image-Delaware certificate of incorporation and bylaws impose supermajority requirements on the vote of stockholders to amend the Image-Delaware certificate of incorporation and bylaws.  These provisions will make it more difficult for stockholders to make changes in the Image-Delaware certificate of incorporation and bylaws, including changes designed to facilitate the exercise of a change in control.

California law requires most amendments to the articles of incorporation to be approved by the board of directors, then by the vote of the holders of a majority of the voting stock, unless the articles of incorporation require a greater percentage of votes. If an amendment would alter any preferences or relative rights of a class or series of outstanding shares, it must be approved by a majority of the outstanding shares of each class or series so affected, regardless of limitations or restrictions on the voting power thereof. Our current articles of incorporation do not provide for a greater or lesser vote.  Under California law, a corporation’s board of directors may amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation or under California law, or the shareholders expressly provide in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws.  Our current bylaws may be amended by either our board of directors or our shareholders.

Business Combinations

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s articles of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Image-Delaware articles of incorporation does not exclude Image-Delaware from the restrictions imposed under Section 203 of Delaware law. It is anticipated that the provisions of Section 203 of Delaware law may encourage companies interested in acquiring Image-Delaware to negotiate in advance with the Image-Delaware board of directors, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

California law provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation’s shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the DGCL does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

The DGCL was amended in 1986 in response to widespread concern about the ability of Delaware corporations to attract capable directors in light of then-current difficulties in obtaining and maintaining directors and officers insurance. The legislative commentary to the law states that it is “intended to allow Delaware corporations to provide substitute protection, in various forms, to their directors and to limit director liability under certain circumstances.” One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its stockholders, subject to certain exceptions.

The Image-Delaware certificate of incorporation eliminates the liability of directors to the corporation for monetary damages to the fullest extent permissible under Delaware law. Under Delaware law, such provision may not eliminate or limit director monetary liability for:

•      breaches of the director’s duty of loyalty to the corporation or its stockholders;

•      acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•      the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

•      transactions in which the director received an improper personal benefit.

Such limitation of liability provisions also may not limit a director’s liability for violation of, or otherwise relieve us or our directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

In effect, under the Delaware law provision, our directors could not be held liable for monetary damages for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to us.

The Image-Delaware certificate of incorporation provides for indemnification to the maximum extent permissible under Delaware law. Delaware law requires indemnification when there has been a successful defense on the merits or otherwise by a present or former director or officer of the corporation. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of and established by such disinterested directors, (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (d) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Delaware law permits a Delaware corporation to provide indemnification in excess of that provided by statute by means of any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

Our current articles of incorporation eliminate the liability of directors to the corporation for monetary damages to the fullest extent permissible under California law.

California law does not permit the elimination of monetary liability where such liability is based on:

•      intentional misconduct or knowing and culpable violation of law;

•      acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•      receipt of an improper personal benefit;

•      acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•      acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

•      transactions between the corporation and a director who has a material financial interest in such transaction; and

•      liability for improper distributions, loans or guarantees.

Our current articles of incorporation and bylaws authorize the Company to indemnify directors and officers to the fullest extent permitted by California law. California law requires indemnification when the individual seeking indemnification has defended successfully on the merits any action, claim, issue or matter. California law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable, (c) shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon, if any, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct. With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

Like Delaware, under California law expenses incurred by an officer or director in defending an action may be paid in advance if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of California also authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Consistent with Delaware law, California law permits a California corporation to provide rights to indemnification beyond those provided therein except that such additional indemnification must be authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Our current articles of incorporation provide that we are authorized to provide indemnification beyond that expressly mandated by California law.

We may enter into an agreement of indemnification with our directors to provide for indemnification to the fullest extent permitted, as currently provided under California law, and under Delaware law, if we effectuate the reincorporation merger. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive officers.  However, the limitation of liability and indemnification provisions in the Image-Delaware certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty.  These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. The members of the our board of directors have a personal interest in seeing that the reincorporation merger is effected and that the limitation on liability and indemnification provisions are included as a part of the certificate of incorporation and bylaws of Image-Delaware.

Comparison Between the Corporate Laws of Delaware and California

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also allows the stockholders to inspect the list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders’ meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board of directors and its committees, provided such inspection is for a purpose reasonably related to such shareholder’s interests as a shareholder.  Delaware law may be slightly broader because a stockholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders whereas Delaware has extended that right to beneficial owners of shares.

Dividends and Repurchases of Shares

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Under California law, a corporation may not make any distribution to its shareholders unless either:  (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

As noted above, California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus, and the like. The concepts of par value, capital, and surplus exist under Delaware law. We have never paid a cash dividend, and Image-Delaware does not anticipate paying cash dividends in the immediate future.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights under which the shareholder may receive cash in the amount of the fair market value of his or her shares in place of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available:

•      with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation,

•      with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or any combination thereof, or

•      to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right, or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization, will own immediately after the reorganization equity securities representing more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

Dissolution

Under California law, the holders of fifty percent (50%) or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the Delaware corporation’s stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. The Image-Delaware certificate of incorporation contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest if certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law: (a) after full disclosure of the material facts, either the stockholders or the board of directors must approve any such contract or transaction and, in the case of board approval, the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation, or (b) if there was no disclosure, the contract or transaction must have been just and reasonable (in California) or fair (in Delaware), as the case may be, as to the corporation at the time it was approved. In the latter case, California’s General Corporation Law explicitly places the burden of proof on the interested director.

Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction.

Under California law, if approval of the board of directors is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

In contrast, under Delaware law, if approval of the board of directors is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum).

Notwithstanding the foregoing, the Section 402 of the Sarbanes-Oxley Act of 2002 currently prohibits personal loans to any executive officer or director of a corporation.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application of the California General Corporation Law to Delaware Corporations

Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law which have significant contacts with California are subject to a number of provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the Nasdaq National Market. Following the proposed reincorporation, our common stock will continue to be traded on the Nasdaq National Market and, accordingly, it is expected that Image California-Delaware will be exempt from Section 2115.

In September 2002, California adopted the California Corporate Disclosure Act. The act went into effect on January 1, 2003, and applies to publicly traded corporations incorporated in California or qualified to do business in California. Thus, we will be subject to the act regardless of whether or not this proposal is passed because we are qualified to do business in California. The act greatly increases the annual disclosure that we must make to the California Secretary of State. Substantial portions of the act, however, cover the same general categories of information that we include in our SEC filings.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this proxy statement. This summary does not take into account possible changes in such laws or interpretations, including amendments to the tax code, applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This discussion should not be considered tax or investment advice, and the tax consequences may not be the same for all shareholders. All shareholders desiring specification of the federal state, local and foreign tax consequences to them should consult their individual tax advisors.

The reincorporation merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain, or loss will be recognized by us or our shareholders as a result of the exchange of shares of our common stock for shares of Image-Delaware common stock upon consummation of the transaction.

The combination and change of each share of our common stock into one share of Image-Delaware common stock will be a tax-free transaction, and the holding period and tax basis of common stock will be carried over to Image-Delaware common stock received in exchange therefor.

Securities Act Consequences

The shares of Image-Delaware common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended, or the 1933 Act. In that regard, Image-Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in the surviving corporation’s charter documents which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the reincorporation merger, Image-Delaware will be a publicly-held company, Image-Delaware common stock will be listed for trading on the Nasdaq National Market, and Image-Delaware will file periodic reports and other documents with the SEC and provide to its shareholders the same types of information that we have previously filed and provided. Shareholders whose common stock is freely tradable before the reincorporation merger will have freely tradable shares of Image-Delaware common stock. Shareholders holding restricted shares of common stock will have shares of Image-Delaware common stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Image-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, shareholders will be deemed to have acquired their shares of Image-Delaware common stock on the date they acquired their shares of our common stock. In summary, we and our shareholders will be in the same respective positions under the federal securities laws after the reincorporation merger as we and our shareholders were prior to the reincorporation merger.

Accounting Consequences

We believe that there will be no material accounting consequences resulting from the reincorporation merger.

Abandonment

Notwithstanding a favorable vote of the shareholders, we reserve the right by action of our board of directors to abandon the proposed reincorporation prior to effectiveness of the reincorporation merger if the board determines that such abandonment is in the best interests of the company. Our board of directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Recommendation of the Board

Approval by shareholders of the reincorporation merger will constitute approval of the Merger Agreement, the articles of incorporation of Image-Delaware and the bylaws of Image-Delaware.

Under our articles of incorporation and California law, Proposal 2 to reincorporate in Delaware pursuant to the reincorporation merger must be approved by the affirmative vote of at least a majority of the shares of common stock present in person or by proxy at the annual meeting and entitled to vote at the meeting.

The board of directors unanimously recommends a vote FOR the approval of reincorporation from California to Delaware.

EXECUTIVE COMPENSATION

The following table sets forth certain annual and long-term compensation, for each of the last three fiscal years, paid to the Company’s Chief Executive Officer and each executive officer whose salary and bonus exceeded $100,000 in the last fiscal year:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name & Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Other Annual Compensation ($) (3)	Restricted Stock Award(s) ($) (4)	Securities Underlying Options (#)	All Other Compensation ($)
Martin W. Greenwald,	2005	$616,355	$108,720	—	—	200,000	$32,390	(5)
President & Chief	2004	586,781	—	—	—	—	32,390	(5)
Executive Officer	2003	559,247	33,380	—	—	62,000	43,162	(6)

David Borshell,	2005	274,824	95,129	—	—	168,000	5,702	(7)
Chief Operating	2004	243,232	—	—	—	—	4,981	(7)
Officer	2003	216,643	29,208	—	—	42,000	4,276	(7)

Jeff M. Framer,	2005	259,267	67,950	—	—	124,000	5,391	(7)
Chief Financial	2004	243,027	—	—	—	—	5,118	(7)
Officer	2003	228,196	20,863	—	—	32,000	4,655	(7)

Notes to Summary Compensation Table:

(1)           The fiscal 2005, 2004 and 2003 salary figures for Mr. Greenwald include an additional annual salary component characterized as an “unaccountable personal expense allowance” in his employment agreement.

(2)           For a description of the formula bonus plan under which each executive officer’s fiscal 2005 and 2003 bonus was awarded, see “Bonuses” in the Compensation Committee Report on Executive Compensation.  No bonuses were earned in fiscal 2004.  Each of the named executive officers also received a nominal holiday bonus of $300 in fiscal 2005, $300 in fiscal 2004 and $200 in fiscal 2003.

(3)           While all the executive officers enjoyed certain perquisites in fiscal 2005, 2004 and 2003, their perquisites did not exceed the lesser of $50,000 or 10% of their annual salary and bonus for any fiscal year.

(4)           There were no restricted stock units (“RSUs”) awarded in fiscal 2005.  Any awarded RSUs are payable solely in shares of the Company’s common stock and vest commencing one year from the award date and on each of the next four anniversaries of that date in equal installments at a minimum rate of 20% per year.  There are no remaining unvested RSUs.

For the shares vesting in fiscal 2005, 2004 and 2003, the Board of Directors, acting on behalf of the Compensation Committee, allowed the award recipients to surrender vested shares to cover applicable withholding taxes if they so desired.

(5)           Includes $3,690 of term life insurance premium payments, $28,700 of universal life insurance premium payments and no Company contributions to a 401(k) plan.

(6)           Includes $3,690 of term life insurance premium payments, $37,991 of universal life insurance premium payments and $1,481 of Company contributions to a 401(k) plan.

(7)           Entire amount consists of Company contributions to a 401(k) plan.

Option Grants in Last Fiscal Year

The following table summarizes options granted in fiscal 2005 to the executive officers named in the Summary Compensation Table:

	Individual Grants
	Number of	Percent of			Potential Realizable Value
	Securities	Total Options			at Assumed Annual Rates of
	Underlying	Granted to			Stock Price Appreciation for
	Options	Employees in	Exercise Price	Expiration	Option Term (1)
	Granted (#) (2)(3)	Fiscal Year (4)	($/Sh) (5)	Date	5% ($)	10% ($)
Martin W. Greenwald	120,000	10.39%	$3.80	09/21/14	$286,776	$726,747
	80,000	6.92	5.00	09/21/14	251,558	637,497
David Borshell	108,000	9.35	3.80	09/21/14	258,098	654,072
	60,000	5.19	5.00	09/21/14	188,668	478,123
Jeff M. Framer	84,000	7.27	3.80	09/21/14	200,743	508,723
	40,000	3.46	5.00	09/21/14	125,779	318,748

Notes to Option Grants in Last Fiscal Year Table:

(1)           The amounts are based on the 5% and 10% annual rates of return prescribed by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, of the Company’s common stock nor reflect actual gains, if any, realizable upon exercise.

(2)           In the event of a change of control (as defined in the Company’s 2004 Incentive Compensation Plan (the “Plan”)), the unvested portion of an option immediately vests, and the committee administering each plan may (subject to Board approval) terminate the plan and the options.  In the event an optionee’s employment with the Company ceases for any reason other than death, total disability, or for cause, the options will terminate three months following the date employment ceases.  In the event of an optionee’s death or total disability, the options may be exercised for two years thereafter.  In the event of a termination for cause, the options will expire on the termination date.  Subject to the other provisions of the Plan, the committee has discretionary authority to amend or terminate the Plan and to do any other act advisable to administer the Plan.

(3)           The options were granted under the 2004 Incentive Plan and vest in twenty equal increments beginning on December 22, 2004 and each three months thereafter through September 22, 2009.

(4)           Based on options granted to employees totaling 1,155,500 shares.

(5)           The market price of the Company’s common stock (based upon the closing price on NASDAQ/NM) on the date of grant was $3.80 per share.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

The following table summarizes options exercised in fiscal 2005 by the named executive officers, and the value of the unexercised in-the-money options held by those executives at fiscal year-end:

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised Options at Fiscal Year-End (1)
			Exercisable (#)	Unexercisable (#) (2)	Exercisable ($)	Unexercisable ($)
Martin W. Greenwald	0	$0	403,836	200,664	$652,430	$290,450
David Borshell	0	0	212,300	165,200	388,276	239,364
Jeff M. Framer	0	0	175,986	122,264	320,608	182,522

Notes to Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values Table:

(1)           Based on the market value of the underlying shares of common stock at fiscal year end (using $5.47 per share closing price on NASDAQ on March 31, 2005, the last trading day of our fiscal year), minus the exercise price.

(2)           In the event of a change of control under the Company’s Restated 1992 Stock Option Plan, 1998 Incentive Plan or 2004 Incentive Compensation Plan, the unvested portion of an option immediately vests.  See “Other Change of Control Arrangements.”

Equity Compensation Plans

The following table sets forth certain information as of March 31, 2005 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities referenced in the first column)
Equity compensation plans approved by security holders	2,443,917	4.18	275,583
Equity compensation plans not approved by security holders	0	—	—

Total	2,443,917	4.18	275,583

Notes to Equity Compensation Plans Table:

(1)           Includes options granted to employees and directors.  No warrants to others included.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

Compensation Committee.  Our Compensation Committee was established in 1992 and is composed entirely of non-executive directors.  The Compensation Committee reviews with the full Board all aspects of the compensation packages for each executive officer of the Company.  The Compensations Committee, and from time to time the full Board, approves compensation packages and any amendments thereto.  Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.  The Compensation Committee administers our Restated 1992 Stock Option Plan, 1998 Incentive Plan, 2004 Incentive Compensation Plan and other employee benefit plans of the Company.  The following report addresses the Compensation Committee’s objectives and its actions and decisions with respect to compensation for the 2005 fiscal year.

Compensation Objectives.  The Compensation Committee’s goal is to maximize shareholder value over the long term by implementing programs designed to enable the Company to attract, retain and motivate the best possible key employees to operate and manage the Company at all levels.  The Company offers a contributory 401(k) plan and provides health, life and disability insurance to full-time employees.

The executive officer compensation packages contain three primary components:

•              base salary,

•              long-term incentive compensation in the form of stock-based awards, including options and restricted stock unit awards, and

•              short-term incentive compensation in the form of annual cash bonuses based on the Company’s financial performance.

Base Salary.  An executive officer’s base salary is determined by an assessment of their sustained performance against their individual job responsibilities including, where appropriate, the impact of their performance on the business results of the Company, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.  In general, employment agreements with our executive officers provide that base salary will increase 5% annually.  In fiscal 2005, no other increases in base salary were made.

Option Grants.  The Compensation Committee views any option grant portion of the executive officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis.  The objective of these awards is to advance the longer-term interests of the Company and its shareholders and complement incentives tied to annual performance.  These awards provide rewards to executive officers based upon the creation of incremental shareholder value and the attainment of long-term financial goals.  Stock options produce value to executive officers only if the price of the Company’s stock appreciates, thereby directly linking the interests of executive officers with those of shareholders.

Stock options granted to executive officers are priced at or above the fair market value of the common stock on the date of grant.  Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary and performance-based bonus, to retain and motivate the executive officer.

In fiscal 2005, an option for 120,000 shares was granted to Mr. Greenwald, an option for 108,000 shares was granted to Mr. Borshell and an option for 84,000 shares was granted to Mr. Framer under the 2004 Incentive Compensation Plan.  These options have an exercise price of $3.80 (equal to the closing price of the Company’s common stock on the grant date).  The options vest in twenty equal increments beginning on December 22, 2004 and each three months thereafter through September 22, 2009.  In addition, an option for 80,000 shares was granted to Mr. Greenwald, an option for 60,000 shares was granted to Mr. Borshell and an option for 40,000 shares was granted to Mr. Framer under the 2004 Incentive Compensation Plan.  These options have an exercise price of $5.00 (above the $3.80 closing price of the Company’s common stock on the grant date).  The options vest in twenty equal increments beginning on December 22, 2004 and each three months thereafter through September 22, 2009.

Restricted Stock Unit (“RSU”) Grants.  The Compensation Committee has the ability to authorize RSU grants to executive officers as an additional form of long-term incentive intended to provide executive officers with a more direct incentive to enhance the value of the Company’s common stock.  The specific number of RSUs in each grant was based upon a multiple of the executive officer’s base salary, divided by the average price of the Company’s common stock prior to grant.  In general, the base salary multiples for the executive officers, which ranged from 20% to 70%, increased with the level of responsibility and the perceived impact of each position on the strategic direction of the Company.

In fiscal 2000 and 1999, the Compensation Committee authorized an award to executive officers of RSUs, which vested on an annual schedule.  RSU grants are described in the Summary Compensation Table.  The Compensation Committee has not authorized the award of RSUs to any of its executive officers since fiscal 2000 and has not contemplated any additional awards of RSUs.

To encourage retention and promote an alignment of interest with the Company’s shareholders, the RSUs vest over a maximum period of five years; vesting may be accelerated based upon the Company’s financial performance.  The RSUs will vest in equal annual installments of at least 20%; however, if performance meets or exceeds the minimum specified percentage of applicable performance targets established annually by the Compensation Committee, the RSUs will vest at the rate of 33 1/3% for that year.  No accelerated vesting has been applied.

Bonuses.  In the fourth quarter of fiscal 2003, the Compensation Committee changed the bonus structure to be equal to 10% of consolidated pretax earnings adjusted to add back noncash amortization expense of RSUs and warrants, thereby establishing a direct link between executive officer pay and Company financial performance.  An individual executive officer’s annual cash bonus is a percentage of the bonus pool determined by the executive officer’s job level.  Actual cash bonuses are determined by applying a formula based on Company’s achievement of consolidated pretax earnings, as adjusted, to each executive officer’s job level.  The bonuses are described in the Summary Compensation Table.

The specific performance criteria and targets used to determine the bonuses and RSU accelerated vesting are subject to change annually at the Compensation Committee’s discretion to adjust for changes in the Company’s business, competitive conditions, changes in its capitalization, performance and needs.  The Compensation Committee has not disclosed publicly the exact targets specified in these awards because this information is deemed to be confidential and proprietary, the disclosure of which would be against the best interests of the Company.

Compensation of Chief Executive Officer.  The compensation of our Chief Executive Officer results from his participation in the same compensation programs as the other executive officers of the Company.  The Compensation Committee applied the principles outlined above in establishing Mr. Greenwald’s compensation, in the same manner as they were applied to other executive officers of the Company.

Section 162(m) Policy.  To the extent reasonably practicable and within the Compensation Committee’s control, the Compensation Committee prefers to limit executive officer compensation in ordinary circumstances to that which is deductible by the Company under Section 162(m) of the Internal Revenue Code.  During fiscal year 2004, all compensation paid to executive officers was within the Section 162(m) limit.  Existing grants of RSUs, however, are not considered performance-based for these purposes and are included as compensation for these purposes only when they vest.  Accordingly, to the extent that the value of shares vesting in any future year under RSU awards, when combined with salary, allowances and other non-exempt compensation, exceeds $1,000,000, the excess would not be deductible.  The Compensation Committee does not expect non-exempt compensation to exceed the applicable limit for fiscal year 2005.

COMPENSATION COMMITTEE

Ira S. Epstein, Chairman

Gary Haber

(1) The Compensation Committee Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of the Acts.

Audit and Non-Audit Fees.  The following table presents fees billed for professional audit services rendered by KPMG LLP for the review of the first quarter ended June 30, 2004 and BDO Seidman LLP for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2005, and fees billed for other services rendered by KPMG LLP and BDO Seidman LLP during the fiscal year:

Description	Fees
Audit Fees (excluding audit related services)	$182,739
Financial Information Systems Design and Implementation Fees	—
All Other Fees:
Audit Related Services	—
Other Non-Audit Services (1)	114,110
Total All Other Fees

Total Audit and Non-Audit Fees	$296,849

(1) Other Non-Audit Services consists primarily of tax compliance and other tax advisory services.

In October 2004, the Company changed auditors from KPMG LLP to BDO Seidman LLP.  During fiscal 2005, the amounts billed from KPMG for audit fees were $21,000 and non-audit services were $55,925.  The remaining amounts were billed from BDO Seidman.

AUDIT COMMITTEE REPORT (1)

The Audit Committee of the Board of Directors of the Company is composed of three directors and operates under a written charter approved and annually reviewed by the Board of Directors.  The Company’s management is responsible for the Company’s internal accounting controls and the financial reporting process, and the preparation of financial statements in accordance with generally accepted accounting principles.  The Company’s independent public accountants, BDO Seidman LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and performing timely reviews of the quarterly financial statements in accordance with SAS No. 100.  The Audit Committee’s primary responsibility is to monitor and oversee these processes, and the systems of internal controls that management and the Board of Directors have established.  The Board of Directors has determined that each of the members of the audit committee is an “independent auditor” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of Nasdaq.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with management and the independent accountants the fair and complete presentation of the Company’s annual and quarterly financial results for the fiscal year ended March 31, 2005.  In addition, the Audit Committee has discussed with the independent accountants the matters required by Statement of Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants that firm’s independence from the Company and its management.  In addition, the Audit Committee has considered whether non-audit services by the independent accountants are compatible with the independence requirements of Board Standard No. 1.  The Committee has concluded that the independent auditors are independent from the Company and its management.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s discussions with management and the independent accountants and the Audit Committee’s review of the representations of management and the independent accountants, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the Securities Exchange Commission.  The Audit Committee and the Board also have approved and recommended the selection of the Company’s independent auditors.

AUDIT COMMITTEE

Gary Haber, Chairman

Ira S. Epstein

Robert J. McCloskey

(1) The foregoing report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

DESCRIPTION OF EMPLOYMENT CONTRACTS, TERMINATION
OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

We entered into employment agreements with each of the executive officers named in the Summary Compensation Table.  The terms are summarized below.

Term.  Each agreement is for three years, with two one-year extensions, beginning April 1, 2004.

Base Salary.  Base salaries for the year ending March 31, 2006 for Messrs. Greenwald, Borshell and Framer are $556,140, $288,654 and $272,343, respectively.  Mr. Greenwald has an annual unaccountable personal expense allowance of $91,262.  Each officer will receive an annual 5% increase.

Cash Bonus.  The officers are eligible for cash bonuses as incentive short-term compensation, based on our financial performance relative to annually determined performance targets.  The cash bonus plan for fiscal 2005 is based on a percentage formula relative to 10% of consolidated pretax earnings, adjusted to add back noncash amortization expense of RSUs and warrants.  Bonus criteria are subject to change annually at the discretion of the Compensation Committee.

Stock-Based Awards.  The officers are eligible for stock-based grants as the Board (or the administrator of the relevant stock option or award plan) determines.

Severance.  Severance following death, disability or expiration of the term consists of base salary, expense allowance and insurance continuation for six months, and a pro rata portion of any bonus payable for the longer of six months or that part of the fiscal year occurring prior to expiration.

Termination.  If employment is terminated without cause, the officer will continue to receive all compensation, rights and benefits under the agreement through the expiration of the term, plus the severance benefits described above.  If an officer resigns for good reason or is terminated due to a change in control, such officer will receive all compensation and benefits under the agreement for the longer of one year or the remaining term, plus the severance benefits described above.  If an officer is terminated for cause, no severance, bonus or other compensation is due or payable.  In general, all unvested options and RSU’s will immediately vest if employment is terminated without cause or the executive resigns for good reason following a change of control.

Fringe Benefits.  The officers receive medical, dental, life and short and long-term disability insurance, 401(k) plan participation, vacation and reimbursement for reasonable business expenses.  Mr. Greenwald also receives personal life insurance premium payments and reimbursements for medical expenses not covered by medical insurance, an unaccountable personal expense allowance, and use of a company car.  Messrs. Borshell and Framer each receive a monthly car allowance.

Stock Price Performance Graph

This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of the Acts.

The graph below compares the cumulative total return of the Company, the NASDAQ U.S. Market Index and a Company-selected peer group for the 5-year period ending March 31, 2005.  The new peer group consists of Handleman Company, Trans World Entertainment Corporation, Navarre Corporation and Lions Gate Entertainment Corporation.  The old peer group consists of Handleman Company, Trans World Entertainment Corporation, and Lions Gate Entertainment Corporation.  Navarre Corporation was added to our new peer group since some of their business parallels Image’s. The graph assumes an initial investment of $100 on March 31, 2000 in the Company, the NASDAQ U.S. Market Index and the peer group.  The graph also assumes reinvestment of dividends, if any.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG IMAGE ENTERTAINMENT, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
A NEW PEER GROUP AND AN OLD PEER GROUP

* $100 invested on 3/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in the Company’s proxy solicitation materials for the 2006 Annual Meeting of Shareholders, a shareholder proposal under SEC Rule 14a-8 must be received by the Company’s Corporate Secretary at the principal executive offices of the Company no later than April 1, 2006.

A shareholder may wish to have a proposal (other than a proposal in respect of a nominee for election to the Board) presented at the 2006 Annual Meeting of Shareholders but not to have the proposal included in the Company’s proxy statement for the meeting.  If notice of the proposal is not received by the Company by June 16, 2006, then the proposal will be deemed untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934, and the Company will have the right to exercise discretionary voting authority with respect to the proposal.

Under Article III, Section 4 of our Bylaws, nominations for election of members of the Board may be made by the Board or any shareholder of any outstanding class of voting stock of the Company entitled to vote for the election of directors.  Notice of intention to make any nominations, other than the Board of Directors, must be made in writing and be received by the President of the Company no more than 60 days prior to a meeting of shareholders called for the election of directors, and no more than ten days after the date the notice of the meeting is sent to shareholders.  The notice must contain the following information about each nominee:

•              name and address,

•              principal occupation, and

•              number of shares of Company voting stock owned.

The notice must also contain the name and residence address of the notifying shareholder, and the number of shares of voting stock of the Company owned by the notifying shareholder.  Nominations not made in accordance with these procedures will be disregarded by the chairman of the meeting, and the inspectors of election will then disregard all votes cast for the nominees.

ANNUAL REPORT TO SHAREHOLDERS/FORM 10-K

The Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2005 accompanies this Proxy Statement but does not constitute proxy soliciting material.  Copies are available upon request.  Please direct requests to:

DENNIS HOHN CHO, ESQ.

Corporate Secretary

Image Entertainment, Inc.

20525 Nordhoff Street, Suite 200

Chatsworth, CA  91311

OTHER BUSINESS

The Proxyholders will have discretionary authority to vote on such business (other than Proposals 1 and 2) as may properly come before the annual meeting of shareholders (the Board does not know of any such business as of this date), and all matters incident to the conduct of the meeting.

By Order of the Board of Directors,
IMAGE ENTERTAINMENT, INC.

DENNIS HOHN CHO, ESQ.
Corporate Secretary

Chatsworth, California

July 29, 2005

Whether or not you expect to attend the meeting, we urge you to promptly complete, date and sign the enclosed proxy and return it in the envelope provided.  Thank You.

APPENDIX A

Image Entertainment, Inc.

Nominations And Governance Committee Charter

Purpose

The purpose of the Nominations and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Image Entertainment, Inc. (the “Company”) is as follows:

•      To select, or recommend to the Board for selection, the individuals to stand for election as directors at the annual meeting of shareholders or, if applicable, a special meeting of shareholders.

•      To oversee the selection and composition of committees of the Board and, as applicable, oversee management continuity planning processes.

The Board shall determine whether the Committee shall make determinations as a committee or shall make recommendations to the Board.

Composition

The Committee shall consist of two or more members of the Board, each of whom is determined by the Board to be independent in accordance with the rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

To the extent the Committee consists of at least three members, one director who is not independent under Nasdaq’s rules may be appointed to the Committee, subject to the following:

•      the director is not a current officer or employee, or a family member of an officer or employee, of the Company;

•      the Board, under exceptional and limited circumstances, determines that the individual’s membership on the Committee is required by the best interests of the Company and its shareholders;

•      the Company discloses in the proxy statement for the next annual meeting subsequent to the determination (or in its Form 10-K if the Company does not file a proxy statement) the nature of the relationship and the reasons for the determination; and

•      the individual does not serve under this exception for more than two years.

Under no circumstances shall the Committee have more than one non-independent director.

Appointment and Removal

The members of the Committee shall be appointed by the Board.  Each member shall serve until the member’s successor is duly elected and qualified or until the member’s earlier resignation or removal.  The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership.  The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate.  The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee.  Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote.  In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.  The Committee may also exclude from its meetings any persons it deems appropriate.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below.  These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions.  The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the sole authority to approve the fees payable to counsel or advisors and any other terms of retention.

Board Selection, Composition and Evaluation

Establish criteria for the selection of new directors to serve on the Board.

Identify individuals believed to be qualified as candidates to serve on the Board and select, or recommend that the Board select, the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting.  In identifying candidates for membership on the Board, the Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board.

Review and make recommendations to the full Board, or determine, whether members of the Board should stand for re-election and consider matters relating to the retirement of Board members, including term limits or age caps.

In the case of a director nominated to fill a vacancy on the Board due to an increase in the size of the Board, recommend to the Board the class of directors in which the director-nominee should serve.

Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates.  In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

Consider questions of independence and possible conflicts of interest of members of the Board and executive officers.

Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

Oversee the evaluation, at least annually, and as circumstances otherwise dictate, of the Board and management.

Committee Selection and Composition

Recommend members of the Board to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

Recommend members of the Board to serve as the Chair of the committees of the Board.

Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

Periodically review the charter and composition of each committee of the Board and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity/Succession Planning Process

Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the Board with respect to the selection of individuals to occupy these positions.

Reports

Report to the Board following meetings of the Committee: (a) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make a report.

Maintain minutes or other records of meetings and activities of the Committee.

Corporate Governance.  To the extent deemed appropriate by the Board and the Committee, the Committee may, from time to time, do as follows:

Consider the adequacy of the certificate of incorporation and by-laws of the Company and recommend to the Board, as conditions dictate, that it propose amendments to the certificate of incorporation and by-laws for consideration by the shareholders.

Develop and recommend to the Board a set of corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate.

Consider policies relating to meetings of the Board.  This consideration may include meeting schedules and locations, meeting agendas, and procedures for delivery of materials in advance of meetings.

APPENDIX B

MERGER AGREEMENT

This Merger Agreement (“Merger Agreement”) is entered into as of July       , 2005, by and between Image Entertainment, Inc., a California corporation (“Image California”) and Image Entertainment, Inc., a Delaware corporation and newly-formed, wholly-owned subsidiary of Image California (“Image Delaware”).  Image California and Image Delaware are sometimes hereafter referred to as the “Constituent Corporations.”

A.            Image California is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has authorized capital stock of 33,365,385 shares, consisting of (i) 30,000,000 shares of common stock, no par value (“Image California Common Stock”) and (ii) 3,365,385 shares of preferred stock, $1.00 par value per share (“Image California Preferred Stock”).  As of July 6, 2005, there were 21,251,916 shares of Image California Common Stock issued and outstanding.  No shares of Image California Preferred Stock are issued or outstanding.

B.            Image Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has authorized capital stock of 125,000,000 shares, consisting of (i) 100,000,000 shares of common stock, $.0001 par value per share (“Image Delaware Common Stock”), and (ii) 25,000,000 shares of preferred stock, $.0001 par value per share (“Image Delaware Preferred Stock”).  As of the date of this Merger Agreement, one hundred (100) shares of Image Delaware Common Stock are issued and outstanding and no Image Delaware Preferred Stock, options or warrants have been issued or are outstanding.

C.            The Board of Directors of each of Image California and Image Delaware have determined that, for the purpose of effectuating the reorganization of Image California into the State of Delaware (the “Reincorporation”), it is advisable and in the best interests of each of Image California and Image Delaware that Image California merge with and into Image Delaware, with Image Delaware as the surviving corporation (the “Merger”) and that, in consideration of the Merger, the securities of Image Delaware shall be exchanged for the securities of Image California upon the terms and conditions provided herein.

Image California and Image Delaware hereby agree as follows:

1.             THE REINCORPORATION

(a)          Reincorporation.  In accordance with the provisions of this Merger Agreement and the California Corporations Code and Delaware General Corporation Law, Image California shall be merged with and into Image Delaware, and the separate existence of Image California shall cease to exist.  Image Delaware shall be, and is herein sometimes referred to as the “Surviving Corporation.”

(b)          Filing and Other Requirements for Effectiveness.  The Reincorporation shall become effective when the following actions shall have been completed:

(i)            This Merger Agreement and the Reincorporation shall have been adopted and approved by a majority in interest of the shareholders or stockholders of each Constituent Corporation in accordance with the requirements of the California Corporations Code and Delaware General Corporation Law;

(ii)           All of the conditions precedent to the consummation of the Reincorporation specified in this Merger Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(iii)          An executed Certificate of Ownership and Merger meeting the requirements of the Delaware General Corporation Law, substantially in the form attached hereto as Exhibit A (the “Delaware Certificate”), shall have been filed with the Secretary of State of the State of Delaware.

(iv)          A certified copy of the Delaware Certificate, as provided in Section 1108 of the California Corporations Code, shall have been filed with the Secretary of State of the State of California.

B-4

The date and time when the Merger and the Reincorporation shall become effective is herein called the “Effective Date.”

(c)           Succession.  Upon the Effective Date, the separate existence of Image California shall cease and Image Delaware, the Surviving Corporation, shall (i) continue to possess all of its assets, rights, privileges, franchises, powers and property as constituted immediately prior to the Effective Date, (ii) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (iii) succeed automatically, without other action, to all of the debts, liabilities and obligations of Image California in the same manner as if Image Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law.

2.             MANNER OF CONVERSION OF STOCK

(a)          Image California Common Stock..  Upon the Effective Date, each share of Image California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any further action by the Constituent Corporations, their shareholders or stockholders, or any other person, be converted into and exchanged pro rata for one fully paid and nonassessable share of Image Delaware Common Stock.  No fractional share shall be issued upon the exchange of any share or shares of Image California Common Stock for Image Delaware Common Stock of Image Delaware.

(b)          Image California Options and Warrants.  Upon the Effective Date, the Surviving Corporation shall assume and continue all outstanding warrants, the stock option plans and all other employee benefit plans of Image California.  Each outstanding and unexercised option or warrant of Image California to purchase Image California’s Common Stock shall become an option or warrant to purchase the Surviving Corporation’s Common Stock.

(c)           Image Delaware Common Stock.  Upon the Effective Date, each share of Image Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger, be cancelled without any action by the holder of such shares or any other person.

(d)          Exchange of Certificates.

(i)            Upon the Effective Date, each outstanding certificate representing shares of Image California Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Image Delaware Common Stock into which such shares of Image California Common Stock were converted in the Merger.  After the Effective Date, each holder of an outstanding certificate representing Image California Common Stock may, at such holder’s option, surrender the same for cancellation to Computershare Investor Services, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the same number of shares of Image Delaware Common Stock into which the surrendered shares were converted as herein provided.

(ii)           The registered owner on the books and records of the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Image Delaware Common Stock represented by such outstanding certificate as provided above.

(iii)          Each certificate representing Image Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Image California Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Image Delaware in compliance with applicable laws, and any additional legends required by applicable federal and state securities laws.

(iv)          If any certificate for shares of Image Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of

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issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Image Delaware that such tax has been paid or is not payable.

3.             CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

(a)          Certificate of Incorporation of the Surviving Corporation.  The Certificate of Incorporation of Image Delaware as in effect immediately prior to the Effective Date, in substantially the form attached hereto as Exhibit B, shall be the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

(b)          Bylaws of the Surviving Corporation.  The Bylaws of Image Delaware as in effect immediately prior to the Effective Date, in substantially the form attached hereto as Exhibit C, shall be the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

(c)           Directors and Officers of the Surviving Corporation.  The directors and officers of Image California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until otherwise as provided by law, the Certificate of Incorporation of the Surviving Corporation or its Bylaws.

4.             MISCELLANEOUS

(a)          Covenants of Image Delaware.  The Surviving Corporation covenants and agrees that it will, on or before the Effective Date:

(i)            File any and all documents with the Internal Revenue Service necessary for the assumption by the Surviving Corporation of all of the tax liabilities of Image California; and

(ii)           Take such other actions as may be required by the California Corporations Code or the Delaware General Corporation Law.

(b)          Further Assurances.  From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Image California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Image California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Image Delaware are fully authorized in the name and on behalf of Image California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

(c)           Abandonment.  At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Image Delaware or Image California, notwithstanding the approval of this Merger Agreement by the shareholders or stockholders of Image California and Image Delaware.

(d)          Amendment.  The Board of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of the Certificate of Ownership and Merger or this Merger Agreement (or certificate in lieu thereof) with the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders or stockholders of either Constituent Corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or

6

(3) alter or change any of the terms and conditions of this Merger Agreement, if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

(e)           Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is located at 615 South DuPont Highway, Dover, Delaware 19901 (Kent County), and National Corporate Research, Ltd. is the registered agent of the Surviving Corporation at such address.

(f)            Agreement.  Executed copies of this Merger Agreement shall be on file at the principal place of business of the Surviving Corporation at 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, and copies thereof shall be furnished to any shareholder or stockholder of either Constituent Corporation, upon request and without cost.

(g)          Governing Law.  This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

(h)          Expenses.  The Surviving Corporation shall pay all expenses of related to the preparation of this Merger Agreement, the Merger and the Reincorporation.

(i)           Counterparts.  In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  Facsimile copies shall be binding and effective as originals.

IMAGE ENTERTAINMENT, INC., a Delaware corporation	IMAGE ENTERTAINMENT, INC., a California corporation

By:	By:
Name:	Name:
Time:	Time:

7

EXHIBIT A

EXHIBIT A

CERTIFICATE OF OWNERSHIP AND MERGER

CERTIFICATE OF OWNERSHIP AND MERGER
of
IMAGE ENTERTAINMENT, INC.,
a California corporation
with and into
IMAGE ENTERTAINMENT, INC.,
a Delaware corporation

It is hereby certified that:

1.             Image Entertainment, Inc. is a corporation organized under the laws of the State of California (the ”Corporation”), which laws permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

2.             The Corporation, as the owner of all of the outstanding shares of capital stock of Image Entertainment, Inc., a Delaware corporation (“Image Delaware”), hereby merges with and into Image Delaware with Image Delaware as the surviving corporation (the “Merger”) pursuant to a Merger Agreement (the “Merger Agreement”).

3.             The following is a copy of the resolutions adopted on July     , 2005, by the Board of Directors of the Corporation approving the Merger:

RESOLVED, that subject to the approval of the Corporation’s shareholders, in order to effectuate the Reorganization, the Board of Directors of the Corporation hereby approves and adopts the Merger and authorizes the Corporation to enter into the Merger Agreement, in substantially the form attached hereto as Exhibit A, with such changes as the officers executing the same in their discretion deem advisable, and to enter into, execute, deliver and perform its obligations under the Merger Agreement and each other agreement, document, instrument, certificate or amendment, including without limitation, the execution and filing of a Certificate of Ownership and Merger with the Delaware Secretary of State and the filing of a certified copy of the Certificate of Ownership and Merger with the California Secretary of State, and to take such other actions, as may be required or deemed necessary to be provided or taken by the Corporation thereunder;

RESOLVED FURTHER, upon the Effective Date, each share of common stock of the Corporation, no par value (“Image California Common Stock”), which shall be issued and outstanding immediately prior to the Effective Time of the Merger, shall be converted pro rata into one issued and outstanding share of common stock of Image Delaware, $.0001 par value per share (“Image Delaware Common Stock”), and, from and after the Effective Date, the holders of all of said issued and outstanding shares of common stock of the Corporation shall automatically be and become holders of shares of Image Delaware Common Stock, whether or not certificates representing said shares are then issued and delivered;

RESOLVED FURTHER, that subject to the approval of the Corporation’s shareholders, the officers of the Corporation be, and each of them hereby is, authorized and directed to enter into, execute, deliver and perform the Corporation’s obligations under the Merger Agreement, in substantially the form attached hereto as Exhibit A, with such changes as the officers executing the same in their discretion deem advisable, and each other agreement, document, instrument, certificate or amendment required to be provided by the Corporation, including without limitation, the execution and filing of a Certificate of Ownership and Merger with the Delaware Secretary of State and the filing of a certified copy of the Certificate of Ownership and Merger with the California Secretary of State, and to take such other actions, as may be required or deemed necessary to be provided or taken by the Corporation thereunder; and

RESOLVED FURTHER, the Merger Agreement shall be submitted to the Corporation’s shareholders for approval.

4.             The Merger has been adopted, approved, certified, executed, and acknowledged by the Corporation in accordance with the laws under which it is organized.

Executed on this        day of July 2005.

Image Entertainment, Inc.,
a California corporation

By:
Martin W. Greenwald
Its Chairman, President and
Chief Executive Officer

EXHIBIT B

EXHIBIT B

Certificate of Incorporation
of
IMAGE ENTERTAINMENT, Inc.

The name of the corporation is Image Entertainment, Inc. (the “Corporation”).

The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, County of Kent.  The name of its registered agent at such address is National Corporate Research, Ltd.

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).

4.             Capital Stock.

(a)           Authorized Capital Stock.  The total number of shares of capital stock that the Corporation is authorized to issue is One Hundred Twenty-Five Million (125,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, $.0001 par value per share (“Common Stock”), and Twenty-Five Million (25,000,000) shares of preferred stock, $.0001 par value per share (“Preferred Stock”).

(b)           Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series.  Subject to the limitations and restrictions in this paragraph 4, the Board of Directors, to the extent permitted by law and the Bylaws of the Corporation, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.  The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this paragraph 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

(c)           Common Stock.

(i)            Voting Rights.  Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his or her name on the books of the Corporation.

(ii)           Dividends.  Subject to the rights, preferences, privileges, restrictions and other matters pertaining to the Preferred Stock that may, at that time be outstanding, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefore, such dividends as may be declared from time to time by the Board of Directors.

(iii)          Liquidation; Dissolution.  In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

5.             Board of Directors.

(a)  Management.  The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors.  The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by the Board of Directors.

(b)  Term of Office.  A director shall hold office until his or her successor shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.

(c)  Removal.  Subject to any limitation imposed by law or any rights of holders of Preferred Stock, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote, voting together as a single class.

(d)  Vacancies.  Subject to any limitation imposed by law or any rights of holders of Preferred Stock, any vacancies (including newly created directorships) shall be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director.

6.             Actions by Stockholders

(a)  No Action Without a Meeting.  No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws of the Corporation.  No action shall be taken by the stockholders of the Company by written consent or electronic transmission.

(b)  Special Meetings of Stockholders.  Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation, in each case pursuant to a resolution of the Board of Directors, and special meetings of stockholders of the Corporation may not be called by any other person or persons.

7.             Amendment of Certificate of Incorporation.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.  Any provisions contained in this Certificate of Incorporation may be amended, altered, changed or repealed by (a) the majority vote of the Board of Directors, or (b) the affirmative vote of the holders of at least 66 2/3% of the voting power of all then outstanding shares of stock entitled to vote, voting together as a single class, in each case subject to any rights of holders of Preferred Stock.

8.             Indemnification; Limitation of Liability.  Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director.  No amendment to or repeal of this Section 9 of the relevant provisions of the DGCL shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

9.             The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address

Dennis Hohn Cho, Esq.	20525 Nordhoff Street Suite 200 Chatsworth, CA 91311-6104

I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a Corporation pursuant to the DGCL, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this           day of July 2005.

Dennis Hohn Cho, Esq.
Sole Incorporator

EXHIBIT C

EXHIBIT C

BYLAWS

OF

IMAGE ENTERTAINMENT, INC.

ARTICLE 1

Offices

Section 1.1            Registered Office.

The registered office of the corporation in the State of Delaware shall be 615 DuPont Highway, Dover, Delaware 19901, County of Kent.  The name of the registered agent is at such address is National Corporate Research, Ltd.

Section 1.2            Other Offices.

The corporation shall also have and maintain an office or principal place of business at 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE 2

Stockholders’ Meetings

Section 2.1            Place of Meetings.

(a)           Meetings of stockholders may be held at such place, either within or without this State, as may be designated by or in the manner provided in these bylaws or, if not so designated, as determined by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

(b)           If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(1)           Participate in a meeting of stockholders; and

(2)           Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

(c)           For purposes of this Section 2.1, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).

Section 2.2            Annual Meetings.

The annual meetings of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors, or, if not so designated, then at 10:00 a.m. local time on June 30 in each year if not a legal holiday, and, if a legal holiday, at the same hour and place on the next succeeding day not a holiday.

Section 2.3            Special Meetings.

Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the corporation may be called, for any purpose or purposes, only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary, in each case pursuant to a resolution of the Board of Directors, and special meetings of stockholders of the Corporation may not be called by any other person or persons at any time.

Section 2.4            Notice of Meetings.

(a)           Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

(b)           If at any meeting action is proposed to be taken which, if taken, would entitle shareholders fulfilling the requirements of section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

(c)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(d)           Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

(e)           Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of Delaware General Corporation Law, the certificate of incorporation, or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the corporation.  Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with

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such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.  Notice given pursuant to this subparagraph (e) shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder.  An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 2.5            Quorum and Voting.

(a)           At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting.  The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)           Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

(c)           Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 2.6            Voting Rights.

(a)           Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting.  Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

(b)           Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used.  Said proxy so appointed need not be a stockholder.  No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period.  Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

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(c)           Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1)           A stockholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2)           A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telephone, telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, telegram, cablegram or other electronic transmission was authorized by the stockholder.  Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

(3)           If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d)           Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.7            Voting Procedures and Inspectors of Elections.

(a)           The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b)           The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)           The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)           In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant

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to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 2.8            List of Stockholders.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  The corporation need not include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.9            Stockholder Proposals at Annual Meetings.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder.  In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation.  To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in Section 2.1 and this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of Section 2.1 and this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

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Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

Section 2.10         Nominations of Persons for Election to the Board of Directors.

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 90 days nor more than 120 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year).  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.  These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 2.11         Action Without Meeting.

No action may be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action may be taken by the stockholders by written consent or by electronic transmission.

ARTICLE 3

DIRECTORS

Section 3.1            Number and Term of Office.

The number of directors of the corporation will be fixed from time to time by action of not less than a majority of the Board of Directors then in office, but in no event shall the number of directors be less than five (5) nor more than nine (9), and that any vacancies (including newly-created directorships) will be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum.  Directors appointed to fill vacancies created by the resignation or termination of a director will serve the remainder of the term of the resigning or terminated director.  With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy at the stockholders annual meeting in each year and entitled to vote on the election of directors.  Elected directors shall hold office until the next annual meeting and until their

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successors shall be duly elected and qualified.  Directors need not be stockholders.  If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

The directors shall be divided into three classes, designated Class I, Class II, and Class III, as nearly equal in number as the then total number of directors permits.  At the 2006 annual meeting of stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term.  At each succeeding annual meeting of stockholders beginning in 2007, successors to the class of directors whose terms expire at that annual meeting shall be elected for a three-year term.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the applicable terms of these Bylaws and any certificate of designation creating such class or series of Preferred Stock, and such directors so elected shall not be divided into classes pursuant to this Section 3.1 unless expressly provided by such terms.

Any amendment, change or repeal of this Section 3.1, or any other amendment to these Bylaws that will have the effect of permitting circumvention of or modifying this Section 3.1, shall require the favorable vote, at a stockholders’ meeting, of the holders of at least 80% of the then-outstanding shares of stock of the Corporation entitled to vote.

With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy, at the stockholders annual meeting in each year and entitled to vote on the election of directors.  Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified.  Directors need not be stockholders.  If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 3.2            Powers.

The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

Section 3.3            Vacancies.

Vacancies, including any vacancies that result from an increase in the number of directors, may only be filled as provided in the Certificate of Incorporation of the Corporation.  Each director so chosen shall hold office until his or her success shall be elected and qualified or until such director’s earlier death, resignation, retirement or removal from office.

Section 3.4            Resignations and Removals.

(a)           Directors may only be removed as provided in the Certificate of Incorporation of the Corporation.  Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer, the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  The acceptance of a resignation shall not be necessary to make it effective.

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Section 3.5            Meetings.

(a)           The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the Chairman at such meeting.  No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)           Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

(c)           Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board of Directors or, if there is no Chairman of the Board of Directors, by the President, or by any of the directors.

(d)           Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

Section 3.6            Quorum and Voting.

(a)           A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)           At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

(c)           Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d)           The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.7            Action Without Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

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Section 3.8            Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.9            Committees.

(a)           Other Committees:  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint committees as may be permitted by law.  Such committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee.

(b)           Term:  The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee.  The Board of Directors, subject to the provisions of subsections (a) or (b) of this Section 3.9, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member.  The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(c)           Meetings:  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE 4

OFFICERS

Section 4.1            Officers Designated.

The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive officer, a President, a Chief Financial Officer, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Secretary, any number of Assistant Secretaries and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors.  Any number of offices may be held by the same person unless the certificate of incorporation or these Bylaws otherwise provide.  In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable.  The Board of Directors may also elect from among its members a Chairman of the Board of Directors.

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Section 4.2            Tenure and Duties of Officers.

(a)           General:  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.  Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

(b)           Duties of the Chairman of the Board of Directors:  The Chairman of the Board of Directors when present shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(c)           Duties of Chief Executive Officer:  The Chief Executive Officer shall be the chief executive officer of the corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  The Chief Executive Officer shall perform duties commonly incident to the office and perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The Chief Executive Officer shall report directly to the Board of Directors and shall have the right to delegate any of his or her powers to any other officer or employee and the authority to appoint Vice Presidents of the Corporation.

(d)           Duties of President:  The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or Chief Executive Officer has been appointed and is present.  The President shall perform duties commonly incident to the office and perform such other duties and have such other powers as the Board of Directors shall designate from time to time. [DO WE NEED TO CALL OUT THE POSITION OF CHIEF OPERATING OFFICER???  IT IS MISSING FROM OUR CURRENT ARTICLES]

(e)           Duties of Vice-Presidents:  The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant.  The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

(f)            Duties of Secretary:  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form.  The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice.  The Secretary shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer or President shall designate from time to time.  The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer or the President shall designate from time to time.

(g)           Duties of Treasurer/ Chief Financial Officer:  The Treasurer/Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President.  The Treasurer/Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Treasurer/Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  The President may direct any assistant treasurer to assume and perform the duties of the Treasure/Chief Financial Officer in the absence or disability of the Treasurer/Chief Financial Officer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

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ARTICLE 5

EXECUTION OF CORPORATE INSTRUMENTS, AND
VOTING OF SECURITIES OWNED BY THE CORPORATION

Section 5.1            Execution of Corporate Instruments.

(a)           The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

(b)           Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any assistant secretary or assistant treasurer.  All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

(c)           All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

(d)           Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

Section 5.2            Voting of Securities Owned by Corporation.

All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board of Directors (if there be such an officer appointed), or by the President, or by any Vice-President.

ARTICLE 6

SHARES OF STOCK

Section 6.1            Form and Execution of Certificates.

The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman of the Board (if there be such an officer appointed), or by the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him in the corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights

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of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 6.2            Lost Certificates.

The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

Section 6.3            Transfers.

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

Section 6.4            Fixing Record Dates.

(a)           In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held.  A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)           In order that the corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation’s registered office shall be by hand or by

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certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)           In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.5            Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors (if there be such an officer appointed), or the President or any Vice-President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE 8

CORPORATE SEAL

The corporate seal shall consist of a die bearing the name of the corporation and the state and date of its incorporation.  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

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ARTICLE 9

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

Section 9.1            Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”).  The right to indemnification conferred in this Article shall be a contract right.

Section 9.2            Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.  Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate.  Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

Section 9.3            Right of Claimant to Bring Suit.

If a claim under Section 9.1 or 9.2 of this Article is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed.  The burden of proving such a defense shall be on the corporation.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

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Section 9.4            Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  To the extent that any provision of the Certificate, agreement, or vote of the stockholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

Section 9.5            Authority to Insure.

The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

Section 9.6            Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 9.7            Settlement of Claims.

The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

Section 9.8            Effect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

Section 9.9            Subrogation.

In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 9.10         No Duplication of Payments.

The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise

ARTICLE 10

NOTICES

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given.  Any notice required to be given to any

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director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director.  If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.  An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same.  It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice.  Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE 11

AMENDMENTS

These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least 66 2/3% of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.  The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting of the Board of Directors by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

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CERTIFICATE OF SECRETARY

The undersigned, Secretary of Image Entertainment, Inc., a Delaware corporation, hereby certifies that the foregoing is a full, true and correct copy of the Bylaws of said corporation, with all amendments to date of this Certificate.

WITNESS the signature of the undersigned this          day of July 2005.

Dennis Hohn Cho, Esq.
Secretary

BYLAWS

OF

IMAGE ENTERTAINMENT, INC.

a Delaware corporation

ARTICLE 1	OFFICES
Section 1.1	Registered Office
Section 1.2	Other Offices
ARTICLE 2	STOCKHOLDERS’ MEETINGS
Section 2.1	Place of Meetings
Section 2.2	Annual Meetings
Section 2.3	Special Meetings
Section 2.4	Notice of Meetings
Section 2.5	Quorum and Voting
Section 2.6	Voting Rights
Section 2.7	Voting Procedures and Inspectors of Elections
Section 2.8	List of Stockholders
Section 2.9	Stockholder Proposals at Annual Meetings
Section 2.10	Nominations of Persons for Election to the Board of Directors
Section 2.11	Action Without Meeting
ARTICLE 3	DIRECTORS
Section 3.1	Number and Term of Office
Section 3.2	Powers
Section 3.3	Vacancies
Section 3.4	Resignations and Removals
Section 3.5	Meetings
Section 3.6	Quorum and Voting
Section 3.7	Action Without Meeting
Section 3.8	Fees and Compensation
Section 3.9	Committees
ARTICLE 4	OFFICERS
Section 4.1	Officers Designated
Section 4.2	Tenure and Duties of Officers

IMAGE ENTERTAINMENT, INC. C/O INVESTOR RELATIONS 20525 NORDHOFF STREET, SUITE 200 CHATSWORTH, CA 91311-6100

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Image Entertainment, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Image Entertainment, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	IMGEN1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

IMAGE ENTERTAINMENT, INC.

Vote on Directors

1.	Election of Directors (Proposal 1).					For	Withhold	For All	To withhold authority to vote for any
						All	For All	Except	individual nominee(s), mark “For All
	01)	MARTIN W. GREENWALD	04)	GARY HABER					Except” and write the nominee’s
	02)	DAVID CORIAT	05)	M. TREVENEN HUXLEY					name on the line below.
	03)	IRA S. EPSTEIN	06)	ROBERT J. MCCLOSKEY		☐	☐	☐

Vote on Proposal									For	Against	Abstain

2. Approval of Reincorporation from California to Delaware (Proposal 2).									☐	☐	☐

3. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any matters incident to the conduct of the Meeting.

Please date this Proxy and sign exactly as your name appears hereon.  If shares are jointly held, this Proxy should be signed by each joint owner. Executors, administrators, guardians or others signing in a fiduciary capacity should state their full titles.  A Proxy executed by a corporation should be signed in its name by its president or other authorized officer.  A Proxy executed by a partnership should be signed in its name by an authorized person.

For comments, please check this box and write them on the back where indicated							☐

Please indicate if you plan to attend this meeting				☐	☐

				Yes	No

Signature [PLEASE SIGN WITHIN BOX]				Date				Signature (Joint Owners)		Date

IMAGE ENTERTAINMENT, INC.

Proxy Solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders

September 9, 2005

The undersigned appoints Martin W. Greenwald, Ira S. Epstein, Gary Haber, M. Trevenen Huxley and Robert J. McCloskey, and each of them, proxies (each with full power of substitution) to represent the undersigned at the Image Entertainment, Inc. 2005 Annual Meeting of Shareholders to be held on September 9, 2005, and any adjournments thereof and to vote the shares of the Company’s common stock held of record by the undersigned on July 14, 2005 as directed on the reverse side.

The shares represented by this Proxy will be voted as directed on the reverse side. If no direction is indicated, the shares represented by this Proxy will be voted FOR the director nominees named in Proposal 1 and FOR Proposal 2 and will be voted in the discretion of the proxies on such other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated July 29, 2005.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

PLEASE PROMPTLY COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE SIGN ON REVERSE SIDE